UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2007 (November 7, 2007)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	38-3324634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 7, 2007, Gastar Exploration Ltd. (the “Company”) entered into the Third Amendment to the Securities Purchase Agreement dated June 16, 2005 with Field Point III, Ltd., Field Point IV, Ltd., SPF CDO I, Ltd., Cyrus Opportunities Master Fund II, Ltd., and Wayzata Recovery Fund, LLC under which the Company issued its senior secured notes due 2010 (the “Senior Secured Notes”). The amendment provides for the following:

•	An increase in the quarterly interest rate equal to the three-month LIBOR rate at the beginning of the current quarter plus 6.5% (previously 6.0%). At October 1, 2007, the rate was 11.73%;

•
Replacement of the 1P and 2P debt coverage covenants with a covenant that requires the ratio of PV(10) of proved reserves to be at least 1.5:1.0 as of each December 31st and June 30th. PV(10) shall be determined by a licensed independent petroleum engineer using NYMEX strip pricing as of the determination date, adjusted for basis differentials and other deductions;

•	The addition of a premium to be paid at maturity equal to 1.5% times the principal amount of Senior Secured Notes then outstanding;

•
The addition of a provision whereby the Company may retain the first $40.0 million of proceeds from the sale of any non-Texas properties, without applying such proceeds to reduce the outstanding principal of the Senior Secured Notes;

•	The addition of a provision allowing the Company to invest in Australia an additional $50.0 million during the remaining term of the senior Secured Notes; and

•	Payment of an amendment fee equal to approximately $821,000.

The Company’s bank deposit accounts are subject to account agreements in favor of its senior lenders that allow the senior lenders to take certain actions under specific circumstances to pay interest and/or principal outstanding related to the Senior Secured Notes.

Copies of the Third Amendment to Securities Purchase Agreement dated November 7, 2007 and a Form of Amended and Restated Senior Secured Note are being filed as Exhibits 4.1 and 4.2, respectively, to this Report on Form 8-K and are being incorporated by reference in this Item 1.01
.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.	Description of Document

4.1	Third Amendment to Securities Purchase Agreement dated November 7, 2007.
4.2	Form of Amended and Restated Senior Secured Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: November 13, 2007	/s/ J. Russell Porter
J. Russell Porter
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1	Third Amendment to Securities Purchase Agreement dated November 7, 2007.
4.2	Form of Amended and Restated Senior Secured Note.